UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2010

CELLDONATE INC.
(Exact name of registrant as specified in its charter)

Nevada	333-159300	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Alberni Street, Suite 3606
Vancouver, British Columbia, Canada V6E 4V2
(Address of principal executive offices)

(604) 899-2772
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01  Other Events

On October 7, 2010, Celldonate Inc. (the “Company”) approved a stock dividend of nine (9) authorized but unissued shares of the Company’s common stock on each one (1) issued and outstanding share of the Company’s common stock held by shareholders of record as of October 29, 2010. The anticipated payment date for the stock dividend is November 1, 2010, or such other date as may be determined by the Financial Industry Regulatory Authority.

Upon the payment of the stock dividend, the Company will have 22,910,000 issued and outstanding shares of common stock, which represents an increase of 20,619,000 shares over its current total of 2,291,000 issued and outstanding shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2010	Celldonate Inc.

	By:	/s/ David Strebinger
David Strebinger
President, Chief Executive Officer, Secretary, Director